    As filed with the Securities and Exchange Commission on December 17, 1999

                                                           REGISTRATION NO. 333-

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               -----------------

                             CAMPBELL RESOURCES INC.
             (Exact name of registrant as specified in its charter)

                               -----------------

                                     CANADA                                                                NONE
         (State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)

                   120 ADELAIDE STREET WEST, SUITE 1910                                                   M5H 1T1
                            TORONTO, ONTARIO, CANADA                                                     (Postal Code)
                    (Address of principal executive offices)


                             EMPLOYEE INCENTIVE PLAN
                            (Full title of the plan)

                               -----------------

                               G.E. "KURT" PRALLE
                                64 SHADYSIDE ROAD
                            RAMSEY, NEW JERSEY 07466
                     (Name and address of agent for service)

                                 (201) 236-3926
          (Telephone number, including area code, of agent for service)

                               -----------------

      The Commission is requested to send copies of all orders notices and communications to:

                            ROBERT E. PEDERSEN, ESQ.
                               GOULD & WILKIE LLP
                            ONE CHASE MANHATTAN PLAZA
                          NEW YORK, NEW YORK 10005-1401
                                 (212) 344-5680

                               -----------------

                         CALCULATION OF REGISTRATION FEE


==============================================================================================================================
                                      Amount to be        Proposed maximum         Proposed maximum
  Title of securities to be           registered         offering price per       aggregate offering        Amount of
           registered                                         unit(1)                  price(1)          registration fee
------------------------------------------------------------------------------------------------------------------------------
Common  Shares,  without
nominal  or par value                 3,500,000(2)           US $0.1719              $601,563              $158.81
==============================================================================================================================

(1) Estimated, in accordance with Rule 457(c) and (h) under the Securities Act of 1933, solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Common Shares of Registrant on December 13, 1999, as reported on the New York Stock Exchange Composite Tape.

(2) Pursuant to Rule 416 under the Securities Act of 1933, there are also registered hereunder an indeterminate amount of such additional Common Shares as may become issuable under the Employee Incentive Plan through the operation of applicable anti-dilution provisions.

===============================================================================

                                EXPLANATORY NOTE

     This Registration Statement, on Form S-8, is being filed by Campbell Resources Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") pursuant to General Instruction E to Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act") an additional 3,500,000 Common Shares, without nominal or par value, of the Registrant ("Common Shares") for issuance pursuant to the Registrant's Employee Incentive Plan (the "Plan").

     The Registrant has heretofore registered under the Securities Act a total of 6,700,000 Common Shares for issuance under the Plan by means of the following currently effective Registration Statements (collectively, the "Prior Registration Statements") previously filed by the Registrant with the SEC:

     - Registration Statement, on Form S-8 (File No. 33-28296), pursuant to which 5,000,000 Common Shares were registered under the Act for issuance under the Plan; and

     - Registration Statement, on Form S-8 (File No 333-6236), pursuant to which an additional 1,760,000 Common Shares were registered under the Act for issuance under the Plan.

     The contents of the Prior Registration Statements are hereby incorporated by reference into this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The Registrant by this reference hereby incorporates into this Registration Statement the following which have been filed by the Registrant with the SEC:

     1. The following reports which have been previously filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (File No. 1-8488):

          (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; and

          (b) Registrant's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1999, June 30, 1999 and September 30, 1999.

     2. The description of the Registrant's Common Shares contained in its Registration Statement on Form F-10 previously filed pursuant to the Securities Act (File No. 333-770), including any amendment thereto or report filed for the purpose of updating such description.

     In addition all documents filed by the Registrant with the SEC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

     Any statement contained in this Registration Statement or in a document incorporated or deemed to be incorporated in this reference in this Registration Statement shall be deemed to be modified or superseded for purpose of this or any other subsequently filed document which is also incorporated or deemed to be incorporated by reference in this Registration Statement modifies or supercedes such statement. Any such statement or modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statements.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the issuance of the Common Shares being registered hereby has been passed upon for the Registrant by Lorna D. MacGillivray, Solicitor, Vice President, Secretary and General Counsel of the Registrant. Ms. MacGillivray, in her capacity as Vice President, Secretary and General Counsel, is paid a salary by the Registrant and participates in various employee benefit plans offered to officers of the Registrant generally, including the Registrant's Employee Incentive Plan, consisting of the Share Option Plan, Share Purchase Plan, Share Bonus Plan and Share Loan Plan. Ms. MacGillivray owns 83,111 Common Shares and holds options to acquire 400,000 Common Shares.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The indemnification of the Registrant's officers and directors is governed by the Canada Business Corporations Act (the"CBCA") and by the Registrant's By-Laws.

     Under Section 124 of the CBCA, the Registrant may indemnify a director or officer of the Registrant, a former director or officer of the Registrant or a person who acts or acted at the Registrant's request as a director or officer of a body corporate of which the Registrant is or was a shareholder or creditor, and such person's heirs and legal representatives, against all costs, charges and expenses, including amounts paid to settle an action or satisfy a judgement, reasonably incurred by such person in respect of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been such a director or officer, provided that such person acted honestly and in good faith with a view to the best interests of the Registrant and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such person had reasonable grounds for believing that his or her conduct was lawful. Such indemnification is mandatory in the event that such person satisfies the foregoing tests and is substantially successful on the merits in his or her defense of the action or proceeding.

     Under Section 7.02 of By-Law No. 1 of the Registrant, as amended, the Registrant is required to indemnify the officer or director against costs, charges and expenses incurred by reason of the individual having acted as an officer or director of the Registrant, subject to the individual satisfying the tests set forth in the preceding paragraph.

     The Registrant carries directors' and officer's liability insurance with a liability limit of $20,000,000, for which the Registrant paid an annual premium of $74,000 in 1999. The policy contains a deductible clause of $250,000 payable by the Registrant.

ITEM 8. EXHIBITS.

     Following is a list of Exhibits, as required by General Instruction E to Form S-8:


         Exhibit Number
        (Regulation S-K
            Item 601
           Designation)                                             Exhibit
        ---------------                                             -------
             (4)                              -  Instruments defining the rights of security holders:


                         (a)                  -  Restated Certificate of Incorporation dated August 9, 1999. (9 pages)

                         (b)                  -  By-Law No. 1 of the Registrant, as
                                                 mended and as in effect of the
                                                 date hereof. (Incorporated herein by
                                                 reference to Exhibit 3.12 of Registrant's
                                                 Annual Report on Form 10-K for the fiscal
                                                 year ended December 31, 1987 (File No. 1-8488).)

                         (c)                  -  Amendment of By-Law No. 1. (Incorporated herein by reference to
                                                 Exhibit 3.11 of Registrant's Annual Report on Form 10-K for the
                                                 fiscal year ended December 31, 1987 (File No. 1-8488).)

                                              -  Opinion re legality:

                                              -  Opinion of Lorna D. MacGillivray, Solicitor, Vice President,
             (5)
                                                 Secretary and General Counsel of the Registrant.

             (23)                             -  Consents of experts and counsel:

                         (a)                  -  Consent of KPMG LLP


                         (b)                  -  Consent of Lorna D. MacGillivray (contained in her opinion filed as

                                                 Exhibit (5)).


            (99)                              -  Additional exhibits:

                                              -  Employee Incentive Plan as amended, May 18, 1999. (10 pages)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Ontario, Canada, on December 17, 1999.

                                       CAMPBELL RESOURCES INC.

                                       By:       /s/ John O. Kachmar
                                            ----------------------------------
                                                     John O. Kachmar
                                                President and Chief Executive
                                                           Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                         Title                               Date
        ---------                         -----                               -----

/s/ John O. Kachmar
------------------------            President and Chief                 December 17, 1999
    John O. Kachmar                 Executive Officer

/s/ Paul J. Ireland
------------------------            Vice President, Finance             December 17, 1999
    Paul J. Ireland                 and Chief Financial Officer
                                    (Principal Financial Officer
                                    and Principal Accounting
                                    Officer)
/s/ James D. Beatty
------------------------            Director                            December 17, 1999
    James D. Beatty


     Signature                        Title                                     Date
     ---------                        -----                                     ----
   /s/ Graham G. Clow
----------------------------      Director                              December 17, 1999
       Graham G. Clow

  /s/ Roderick P. Douglas
----------------------------      Director                              December 17, 1999
      Roderick P. Douglas

/s/ James C. McCartney, Q.C.
----------------------------      Chairman of the Board of              December 17, 1999
    James C. McCartney, Q.C.      Directors and Director

  /s/ Donald R. Murphy
----------------------------
      Donald R. Murphy            Director                              December 17, 1999

 /s/ Francis S. O'Kelly
----------------------------
     Francis S. O'Kelly           Director                              December 17, 1999

 /s/ G. E. "Kurt" Pralle
----------------------------
     G. E. "Kurt" Pralle          Director and Authorized               December 17, 1999
                                  Representative in the United States
  /s/ James D. Raymond
----------------------------
      James D. Raymond            Director                              December 17, 1999


                                  EXHIBIT INDEX

     Following is the list of Exhibits, as required by General Instruction E to Form S-8:


             Exhibit Number
            (Regulation S-K
               Item 601
             Designation)                               Exhibit
            ----------------                           ---------
             (4)                              -  Instruments defining the rights of security
                                                 holders:

                         (a)                  -  Restated Certificate of Incorporation,
                                                 dated August 9, 1999.

                         (b)                  -  By-Law No. 1 of the Registrant, as
                                                 mended and as in effect of the
                                                 date hereof. (Incorporated herein by reference
                                                 to Exhibit 3.12 of Registrant's Annual Report
                                                 on Form 10-K for the fiscal year ended
                                                 December 31, 1987 (File No. 1-8488).)

                         (c)                  -  Amendment of By-Law No. 1. (Incorporated
                                                 herein by reference to Exhibit 3.11
                                                 of Registrant's Annual Report on
                                                 Form 10-K for the fiscal year ended
                                                 December 31, 1987 (File No. 1-8488).)

             (5)                              -  Opinion re legality:

             (23)                             -  Consents of experts and counsel:

                         (a)                  -  Consent of KPMG LLP

                         (b)                  -  Consent of Lorna D. MacGillivray
                                                 (contained in her opinion filed as
                                                 Exhibit (5)).

             (99)                             -  Employee Incentive Plan as amended
                                                 May 18, 1999.